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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 333-39449 and No. 333-40017 of Safeskin Corporation on Form S-8 of our reports dated April 5, 1999, appearing in this Annual Report on Form 10-K of
Safeskin Corporation for the year ended December 31, 1998.



                                            DELOITTE & TOUCHE LLP



San Diego, California
April 5, 1999